                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 9, 2000

                         Sylvan Learning Systems, Inc.
               (Exact Name of Registrant as Specified in Charter)


                  Maryland                                 0-22844                          52-1492296
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)

               1000 Lancaster Street, Baltimore, Maryland   21202
                (Address of Principal Executive Offices)  (ZIP Code)

       Registrant's telephone number, including area code (410) 843-8000

         (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

        On October 9, 2000, Sylvan Learning Systems, Inc. ("Sylvan") announced the consummation of the sale of its Aspect English language instruction business to a management group backed by Warburg Pincus. On September 7, 2000, Sylvan entered into a Stock Purchase Agreement with Sylvan Learning Systems International, Ltd. ("SLI") and Aspect International Language Schools, B.V. ("ASPECT"), on one hand, and on the other hand, Optagon Holdings Limited ("Optagon") (the "Agreement"). In connection with the sale, ASPECT contributed all of its assets and liabilities to Aspect International Language Schools II, B.V. ("ASPECT II"). Pursuant to the Agreement, Sylvan agreed to
  (i) cause ASPECT to sell to Optagon all of the issued and outstanding shares of capital stock of ASPECT II and (ii) sell all of the issued and outstanding shares of capital stock of Pacific Language Associates, Inc. for an aggregate purchase price of approximately $22,000,000 in cash. The purchase price remains subject to adjustment upon certain events described in the Agreement.

        The foregoing description of the Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the Agreement, attached as an exhibit hereto. A press release issued by Sylvan on October 9, 2000 announcing the consummation of the sale is attached hereto as Exhibit 99.01 and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not Applicable.

        (b) Pro Forma Financial Information. The following unaudited pro forma consolidated balance sheet data gives effect to the disposition of Sylvan's Aspect business ("Aspect") as if had occurred on June 30, 2000.

     The unaudited pro forma consolidated statement of operations data is not necessarily indicative of the operating results that would have been achieved had the transaction actually occurred on January 1, 1999, nor are they necessarily indicative of future operations. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to the unaudited pro forma consolidated financial information.

                                                                                          June 30, 2000
                                                        --------------------------------------------------------------------------
                                                            (1)                 (2)
                                                        Consolidated           Aspect            Pro Forma
                                                           Actual               Sale            Adjustments              Pro Forma
                                                        --------------------------------------------------------------------------
                                                                                      (Amounts in thousands)
Condensed  Balance Sheet :

Cash and cash equivalents                               $  421,241           $ (3,450)         $        -               $  417,791
Available-for-sale securities                               61,774             20,073                                       81,847
Receivables                                                 83,875             (4,566)                  -                   79,309
Other current assets                                        29,888             (1,291)                  -                   28,579
Property and equipment, net                                123,088            (10,906)                  -                  112,182
Intangible assets, net                                     211,565               (714)                  -                  210,851
Other assets                                                75,709               (266)                  -                   75,443
                                                        ----------           --------          ----------               ----------
Total assets                                            $1,007,140           $ (1,120)         $        -               $1,006,020
                                                        ==========           ========          ==========               ==========

Accounts payable and accrued expenses                   $   43,312           $ (4,306)         $        -               $   39,006
Due to shareholders of acquired companies                   16,194                  -                   -                   16,194
Long-term debt                                             123,999             (4,601)                                     119,398
Other liabilities                                          190,577            (14,612)                  -                  175,965
                                                        ----------           --------          ----------               ----------
Total liabilities                                          374,082            (23,519)                                     350,563
Minority interest                                           21,849                  -                   -                   21,849
Stockholders' equity (3)                                   611,209             22,399                   -                  633,608
                                                        ----------           --------          ----------               ----------
Total liabilities and stockholders equity               $1,007,140           $ (1,120)         $        -               $1,006,020
                                                        ==========           ========          ==========               ==========
                                                                                    Six Months Ended June 30, 2000
                                                        --------------------------------------------------------------------------
                                                            (1)                 (2)
                                                        Consolidated           Aspect            Pro Forma
                                                           Actual               Sale            Adjustments              Pro Forma
                                                        --------------------------------------------------------------------------
                                                                        (Amounts in thousands, except per share data)
Condensed Statement of Operations:

Revenues                                                $  177,773           $(20,007)         $        -               $  157,766
Direct costs                                               157,085            (23,263)                  -                  133,822
Other expenses                                              13,956                  -                   -                   13,956
                                                        ----------           --------          ----------               ----------
Operating income                                             6,732              3,256                   -                    9,988
Non-operating income                                         3,031                890                 502                    4,423
                                                        ----------           --------          ----------               ----------
Income from continuing operations before income
 taxes and cumulative effect of change in
 accounting principle                                        9,763              4,146                 502                   14,411


Tax benefit (expense)                                       (3,905)                32                (201)                  (4,074)
                                                        ----------           --------          ----------               ----------
Income from continuing operations before
 cumulative effect of change in accounting
 principle                                              $    5,858           $  4,178          $      301               $   10,337
                                                        ==========           ========          ==========               ==========

Earning per common share from continuing
 operations before cumulative effect of change
 in accounting principle:
       Basic                                                 $0.12                                                           $0.22
       Diluted                                               $0.12                                                           $0.21

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
                                                                                Year Ended December 31, 1999
                                                        --------------------------------------------------------------------------
                                                            (1)                 (2)
                                                        Consolidated           Aspect            Pro Forma
                                                           Actual               Sale            Adjustments              Pro Forma
                                                        --------------------------------------------------------------------------
                                                                        (Amounts in thousands, except per share data)
Condensed Statement of Operations:

Revenues                                                $  338,496           $(61,446)         $        -               $  277,050
Direct costs                                               285,967            (65,061)                  -                  220,906
Other expenses                                              31,982             (1,857)                  -                   30,125
                                                        ----------           --------          ----------               ----------
Operating income                                            20,547              5,472                   -                   26,019
Non-operating income                                       (20,602)             1,637               1,004                  (17,961)
                                                        ----------           --------          ----------               ----------
Income from continuing operations before income
 taxes and cumulative effect of change in
 accounting principle                                          (55)             7,109               1,004                    8,058


Tax benefit (expense)                                         1056                228                (411)                     873
                                                        ----------           --------          ----------               ----------
Income from continuing operations before
 cumulative effect of change in accounting
 principle                                              $    1,001           $  7,337          $      593               $    8,931
                                                        ==========           ========          ==========               ==========

Earning per common share from continuing
 operations before cumulative effect of change
 in accounting principle:
       Basic                                                 $0.02                                                           $0.17

       Diluted                                               $0.02                                                           $0.17


  Notes to Pro Forma Financial Information:

  (1) Effective January 1, 2000, Sylvan changed the year-end of Aspect, from September 30 to December 31 to produce a consistent reporting period for the consolidated entity. As a result of this change in year-end, Aspect's net results of operations for the three month period ended December 31, 1999 are reflected as an adjustment to retained earnings on the consolidated balance sheet as of January 1, 2000. The impact of this change resulted in a decrease in retained earnings of approximately $5,752. The results of Aspect's operations for the period October 1, 1999 to December 31, 1999 are summarized as follows:

                                           Three months ended
                                           December 31, 1999
                                           ------------------
      Revenues                                 $ 10,709
      Direct costs                              (16,350)
                                               --------
      Operating loss                             (5,641)
      Other expense                                (111)
                                               --------
      Loss before income taxes                   (5,752)
      Income tax benefit                              -
      Net loss                                 $ (5,752)
                                               ========

        Direct costs for the three months ended December 31, 1999 included $1,300 of advertising costs, which had been treated as prepaid prior to the October 1 start of the program term, $1,500 of salaries, travel and other costs for the relocation of the corporate management offices, which occurred in the three months ended December 31, 1999, and $400 of goodwill impairment write-offs related to the closing of two schools, which were announced in the three months ended December 31, 1999.

  (2) The balance sheet has been adjusted to remove the assets and liabilities of Aspect at June 30, 2000 and reflect the receipt of $22,000 of cash from the sale, net of transaction related costs of $1,927. The final gain from sale is not expected to vary significantly from the pro forma amount.

        Available for sale securities at June 30, 2000 have been adjusted to reflect the $20,073 of net cash. Stockholders' equity has been adjusted to reflect the estimated gain on disposition of $22,399. The statements of operations have been adjusted to remove the actual results of operations of Aspect for the year ended December 31, 1999 and the six months ended June 30, 2000.

  (3) The statements of operations for the year ended December 31, 1999 and for the six months ended June 30, 2000 have been adjusted to reflect interest income of $1,004 and $502, respectively, from investing the excess proceeds
  from the sale at an assumed rate of 5%.   For the year ended December 31, 1999
  and the six months ended June 30, 2000, taxes were assumed at a rate of 41% and 40%, respectively.


        (c) Exhibits.  The following exhibits are filed with this report:

        2.01 Stock Purchase Agreement, dated as of September 7, 2000, by and among Sylvan Learning Systems, Inc., Sylvan Learning Systems International, Ltd., Aspect International Language Schools, B.V. and Optagon Holdings Limited (schedules and exhibits omitted).

        99.01 Press Release, dated October 9, 2000 of Sylvan Learning Systems, Inc.

                        [Signature on following page.]

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SYLVAN LEARNING SYSTEMS, INC.

                              /s/ Robert W. Zentz
                              ------------------------
                              Name:  Robert W. Zentz
                              Title: Senior Vice President and General Counsel


Date: November 8, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit           Description                                                       Page No.
-------           -----------                                                       --------
2.01              Stock Purchase Agreement, dated as of September 7, 2000, by and among Sylvan Learning Systems, Inc., Sylvan Learning
                  Systems International, Ltd., Aspect International Language
                  Schools, B.V. and Optagon Holdings Limited (schedules and
                  exhibits omitted).

99.01             Press Release, dated October 9, 2000 of Sylvan Learning
                  Systems, Inc.